SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Premium Total Return Fund

Supplement dated April 21, 1999
to Prospectus dated April 29, 1998

At a meeting of the Board of Trustees of Smith Barney Income Funds (the "Trust") held on April 15, 1999, the Trustees approved an interim sub-advisory contract and subject to shareholder approval, a new Sub-Advisory Agreement ("Agreement"), subject to shareholder approval, with Salomon Brothers Asset Management
Inc. ("SaBAM"), on behalf of Smith Barney Premium Total Return Fund (the "Fund"). SaBAM is an affiliate of SSBC Fund Management Inc. ("SSBC"), the Fund's adviser. The Trustees also approved the termination of the current sub-advisory agreement with Boston Partners Asset Management LP ("Boston Partners"). The interim sub-advisory agreement will commence on April 26 and will terminate on the later of 120 days or upon shareholder approval of the Agreement. If the 120 days expires without shareholder approval of the Agreement, SSBC would manage the Fund without the assistance of a sub-adviser until the Board determines that additional action is appropriate. Both the interim sub-advisory agreement and the Agreement obligate the sub-adviser to provide investment advisory services. The interim agreement is identical to the current sub-advisory agreement with Boston Partners in all material respects. There are no material changes in its terms and conditions and no change in fees. The Agreement would provide for fees to be paid by the adviser to the sub-adviser at a rate to be agreed upon from time to time but in no instance to exceed the fees currently being paid to the adviser.

Ross Margolies, a Managing Director of SaBAM and senior portfolio manager for all SaBAM U.S. equity, convertibles and arbitrage portfolios will serve as the Fund's portfolio manager under both the interim agreement and the Agreement if approved by shareholders. Mr. Margolies has over 18 years of investment management experience and has been with SaBAM since 1992. SaBAM employs a team approach utilizing its investment resources and currently manages $27.6 billion in separate accounts, mutual funds, partnerships and variable annuities.

At the meeting the Trustees also approved certain changes to the non-fundamental investment policies of the Fund. Those changes would increase up to 35% the amount of assets the Fund may invest in (a) medium or low rated securities or unrated securities (b) interest-paying debt securities, such as obligations issued or guaranteed as to principal and interest by the U.S. government and (c) other fixed income securities. In addition, the Trustees approved the use of futures contracts and options on futures contracts as set forth below.

The Fund may enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in Commodities Futures Trading Commission regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the Fund's assets.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
The primary purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities.
The Fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transactions costs.
The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade. Assets committed to futures contracts will be segregated to the extent required by law.

Among the several risks accompanying the utilization of futures contracts and options on futures contracts are the following:
First, the successful use of futures and options is dependent upon the ability of the adviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. If the prices of the underlying commodities move in an unanticipated manner, the Fund may lose the expected benefit of these futures or options transactions and may incur losses. Second, positions in futures contracts and options on futures contracts may be closed out only by entering into offsetting transactions on the exchange where the position was entered into (or through a linked exchange), and as a result of daily price fluctuation limits there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

The above information supplements and to the extent inconsistent therewith replaces the information set forth in the Prospectus.




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